UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934

       Date of Report (date of earliest event reported): October 14, 2014

                                 AMERICANN, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-54231                27-4336843
  -------------------------        -----------------         -----------------
(State or other jurisdiction     (Commission File No.)      (IRS  Employer
  of incorporation)                                          Identification No.)

                          3200 Brighton Blvd. Unit 114
                                Denver, CO 80216
                -----------------------------------------------
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 862-9000


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     On October 8, 2014 the Company began trading on the OTCQX under the symbol ACAN.



Item 9.01   Exhibits.

Exhibit Number          Description
--------------          -----------

   99.1                 October 14, 2014 press release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 2014
                                    AMERICANN, INC.


                                 By:/s/ Timothy Keogh
                                    --------------------------------------
                                    Timothy Keogh, Chief Executive Officer